                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ] Definitive Proxy Statement
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[X] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       Northstar Health Services, Inc.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                       Date of Filing: February 28, 1997

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
                                                              Preliminary Copies

NORTHSTAR Health Services, Inc.
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The Atrium, 665 Philadelphia Street                   (412) 349-7500
P.O. Box 1289                                         (412) 465-3250
Indiana, PA 15701


                                                               February 28, 1997

Dear Fellow Shareholder:


                               DO NOT JEOPARDIZE
                          THE VALUE OF YOUR INVESTMENT

You may have recently received consent materials from Thomas Zaucha and his so-called "Committee to Protect Northstar Health," who seek to seize control of your Company by removing your recently appointed Board and replacing it with his handpicked nominees. THERE IS NO REASON TO BE STAMPEDED INTO RESPONDING TO THE "COMMITTEE'S" GRAB FOR CONTROL.

Your Board will soon be sending you important, detailed information about Mr. Zaucha and his affiliates, and about what your new Board is doing to restore your Company to profitability. The Board was chosen specifically for its crisis management skills, independence and public company experience, and is committed to protecting the financial interests of all Northstar shareholders. TO PROTECT THE VALUE OF YOUR INVESTMENT, WE STRONGLY URGE YOU NOT TO RETURN ANY BLUE CONSENT CARD YOU MAY RECEIVE FROM THE ZAUCHA/COMMONWEALTH "COMMITTEE."


                         MR. ZAUCHA -- FIRED FOR CAUSE

You should know that your new Board recently fired Mr. Zaucha from his positions as Chairman and CEO for cause. The Board believes that Mr. Zaucha has acted solely to his own benefit, enriching himself and his associates to the detriment of Northstar shareholders. His lucrative deals with former management have burdened your Company with heavy debt. For example, he was the owner of Keystone Rehabilitation Services, Inc., which Northstar paid dearly for in November 1995; and he currently owns Northstar headquarters, three clinics, and a warehouse which he leases back to Northstar at excessive, above-market rates. The owner of more than 15% of the Company's stock, Mr. Zaucha is also its second largest creditor.

It was under Mr. Zaucha's reign as CEO that Northstar auditors, KPMG Peat Marwick, L.L.P., resigned, citing concerns about related-party transactions and questioning the integrity of management. Subsequently, the value of your investment plummeted; NASDAQ delisted Northstar; and several former members of the Company's Board were forced to resign. Northstar came under the scrutiny of the SEC, the U.S. Attorney and the Federal Bureau of Investigation; and a number of stockholders brought suit.

You should also know that Mr. Zaucha has retained Commonwealth Associates as the Committee's financial advisor and counts as one of his "Committee" Basil J. Asciutto, the Chief Operating Officer of Commonwealth. Commonwealth is an investment banking firm which has been closely associated with Mark DeSimone, against whom your Company has filed racketeering charges.

                            AN INDEPENDENT BOARD IS
                        CRITICAL TO NORTHSTAR'S SURVIVAL

Your Board believes that the history, conduct and motivation of Zaucha's group are, at a minimum, suspect and clearly not in the best interests of Northstar or its shareholders. Upon learning of KPMG Peat Marwick's concerns last March, your new Board took immediate action to return your Company to financial health. Continued independent and pro-active crisis management is critical to the very existence of Northstar. The Board regards Mr. Zaucha's actions as seriously disruptive to the significant progress made by the new Board in turning around the value of your investment.

                     YOUR BEST DECISION IS AN INFORMED ONE

AGAIN, THE BOARD URGES YOU NOT TO SIGN ANY BLUE CONSENT FORM UNTIL YOU GET THE FACTS, AND WE WELCOME ANY QUESTIONS YOU MAY HAVE.

If you need information, please call the company assisting us in our efforts, Georgeson & Company Inc., toll-free at 1-800-223-2064.

                                              Sincerely yours,


                                              /s/ Steven N. Brody
                                              ----------------------------
                                                  Steven N. Brody


                                              /s/ Charles B. Jarrett, Jr.
                                              ----------------------------
                                                  Charles B. Jarrett, Jr.


                                              /s/ Hon. Timothy L. Pesci
                                              ----------------------------
                                                  Hon. Timothy L. Pesci


                                              /s/ Robert J. Smallacombe
                                              ----------------------------
                                                  Robert J. Smallacombe


                                              /s/ David D. Watson
                                              ----------------------------
                                                  David D. Watson


The participants in this solicitation include Northstar Health Services, Inc.
(NSTR) and the following directors of NSTR: Steven N. Brody, Charles B. Jarrett. Jr., and Timothy L. Pesci. NSTR's employee participants include John Lombardi (Executive Vice-President and Chief Financial Officer), Robert J. Smallacombe (Director and Chief Executive Officer), David D. Watson (Director, President and Chief Operating Officer), Edward Banos (President of Northstar Medical Services, Inc.), Elaine Professori (President of Direct Provider Network, Inc.), Brian K. Strong (President of Ability Plus Rehabilitation Management Company), and Ralph Sweithelm (President of Keystone Rehabilitation Systems, Inc.). No participant individually owns more than 1% of the outstanding shares of NSTR's common stock, with the exception of Steven N. Brody, who owns 1.6% of the outstanding shares of NSTR's common stock, David D. Watson who owns 1.4% of the outstanding shares of NSTR's common stock, and Brian K. Strong, who owns 1.5% of the outstanding shares of NSTR's common stock.


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